UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2003


                            FIRST SOUTH BANCORP, INC.

             (Exact Name of Registrant as Specified in its Charter)


         Virginia                        0-22219                 56-1999749
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                1311 Carolina Avenue, Washington, North Carolina
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (252)-946-4178


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------

(a)  Not applicable
(b)  Not applicable
(c)  The following exhibit is filed herewith:

              EXHIBIT 99.1 - PRESS RELEASE DATED OCTOBER 20, 2003.

ITEM 9. REGULATION FD DISCLOSURE
--------------------------------

On October 20, 2003, First South Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the quarter ended September 30, 2003 and the nine months ended September 30, 2003. A copy of the press release dated October 20, 2003 is attached to this Report as an exhibit (Exhibit 99.1) and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                        FIRST SOUTH BANCORP, INC.
                                        (Registrant)



Date: October 20, 2003                  By: /s/ William L. Wall
                                            -------------------
                                            William L. Wall
                                            Executive Vice President
                                            Chief Financial Officer and
                                            Secretary

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